J.P. MORGAN INSURANCE TRUST

JPMorgan Insurance Trust Global Allocation Portfolio

JPMorgan Insurance Trust Income Builder Portfolio

(All Share Classes)

(each, a series of JPMorgan Insurance Trust)

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated August 23, 2018

to the Summary Prospectuses, Prospectuses and Statement of Additional Information dated May 1, 2018, as supplemented

Investment in J.P. Morgan ETFs. Currently, the Portfolios may invest in J.P. Morgan Mutual Funds in the same group of investment companies as well as exchange traded funds (“ETFs”) that are managed by unaffiliated investment advisers. Effective November 1, 2018 (the “Effective Date”), each Portfolio may invest in mutual funds and ETFs in the same group of investment companies (the “J.P. Morgan Funds”) and will invest in market cap weighted index ETFs that are managed by unaffiliated investment advisers (“unaffiliated passive ETFs”) only when an investment in a J.P. Morgan passive ETF is not available. J.P. Morgan ETFs include ETFs that are managed by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”) or its affiliates that are in the same group of investment companies as the Portfolios. On the Effective Date, new prospectuses (the “New Prospectuses”) will replace the existing prospectuses for the Portfolios (the “Existing Prospectuses”). You should refer to the New Prospectuses for the Portfolios, when available. Please note that the New Prospectuses reflecting the changes for the Portfolios are not yet effective and that the information in this supplement is not complete and may be changed at any time prior to the Effective Date.

Changes to the Portfolios’ Main Investment Strategies: On the Effective Date, the Portfolios’ main investment strategy will be revised to reflect that each Portfolio invests in J.P. Morgan Funds, including J.P. Morgan ETFs, and invests in unaffiliated passive ETFs only when an investment in a J.P. Morgan passive ETF is not available. For actively-managed underlying funds, the Adviser’s selection will be limited to J.P. Morgan Funds. The Adviser expects to select J.P. Morgan Funds without considering or canvassing the universe of unaffiliated underlying funds even though there may (or may not) be one or more unaffiliated underlying funds that investors might regard are more attractive for the Portfolio or that have superior returns.

Changes to the Portfolios’ Main Investment Risks: On the Effective Date, the following will be added to the end of the “Risk/Return Summary — The Portfolio’s Main Investment Risks — Investment Company and Pooled Investment Vehicle Risk” section for JPMorgan Insurance Trust Global Allocation Portfolio and to the end of the “Risk/Return Summary — The Portfolio’s Main Investment Risks — ETF and Investment Company Risk” section for JPMorgan Insurance Trust Income Builder Portfolio:

In addition, the Adviser’s authority to allocate investments among J.P. Morgan Funds and unaffiliated passive ETFs creates conflicts of interest. For example, investing in J.P. Morgan Funds could cause the Portfolio to incur higher fees and will cause the Adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or J.P. Morgan Funds.

Additional Changes to the Prospectuses and Statement of Additional Information:

On the Effective Date, additional disclosure will be added to the Prospectuses and Statement of Additional Information reflecting that the Portfolios invest in J.P. Morgan Funds as described above and in unaffiliated passive ETFs only when an investment in a J.P. Morgan passive ETF is unavailable. The disclosure will also be revised to say that the conflicts of interest created by the Adviser’s authority to allocate investments among J.P. Morgan Funds and unaffiliated passive ETFs could cause the Adviser to adjust its asset class target or actual allocations to provide for increased use of J.P. Morgan Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

SUP-JPMIT-GALIB-818